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                                                               Exhibit 99-(a)(2)



                                  THE GCG TRUST

  CERTIFICATE OF AMENDMENT OF AMENDED AND RESTATED AGREEMENT AND DECLARATION OF
                        TRUST AND REDESIGNATION OF SERIES

                             EFFECTIVE: May 1, 2003

The undersigned being all of the trustees of The GCG Trust, a Massachusetts business trust (the "Trust"), acting pursuant to Article XI, Section 11.4 of the Trust's Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, as amended (the "Declaration of Trust"), hereby amend the Declaration of Trust to change the name of the Trust set forth in Article I, Section 1.1 thereof and redesignate each existing series of the Trust set forth in Article VI, Section 6.2 as follows:

         1. Section 1.1 of the Declaration of Trust, is hereby amended to read as follows:

         "Section 1.1 Name. The name of the Trust created hereby (the "Trust"), which term shall be deemed to include any series of the Trust when the context requires, shall be "ING Investors Trust,"

         2. The second sentence of Section 6.2 of the Declaration of Trust is hereby amended to read as follows:

                  "The Series that have been established and designated as of the date first above written are as follows:

                           Fund for Life Series
                           ING AIM Capital Mid Cap Growth Portfolio
                           ING Alliance Mid Cap Growth Portfolio
                           ING Capital Guardian Large Cap Value Portfolio
                           ING Capital Guardian Managed Global Portfolio
                           ING Capital Guardian Small Cap Portfolio
                           ING Developing World Portfolio
                           ING Eagle Asset Value Equity Portfolio
                           ING FMR Diversified Mid Cap Portfolio
                           ING Goldman Sachs Internet Tollkeeper(SM) Portfolio ING Hard Assets Portfolio ING International Portfolio ING J.P. Morgan Fleming International Enhanced EAFE Portfolio
                           ING J.P. Morgan Fleming Small Cap Equity Portfolio ING Janus Growth and Income Portfolio
                           ING Janus Special Equity Portfolio
                           ING Jennison Equity Opportunities Portfolio
                           ING Limited Maturity Bond Portfolio

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                           ING Liquid Assets Portfolio
                           ING MFS Mid Cap Growth Portfolio
                           ING MFS Research Portfolio
                           ING MFS Total Return Portfolio
                           ING Marsico Growth Portfolio
                           ING Mercury Focus Value Portfolio
                           ING Mercury Fundamental Growth Portfolio
                           ING PIMCO Core Bond Portfolio
                           ING PIMCO High Yield Portfolio
                           ING Salomon Brothers All Cap Portfolio
                           ING Salomon Brothers Investors Portfolio
                           ING Stock Index Portfolio
                           ING T. Rowe Price Capital Appreciation Portfolio ING T. Rowe Price Equity Income Portfolio
                           ING Van Kampen Equity Growth Portfolio
                           ING Van Kampen Global Franchise Portfolio
                           ING Van Kampen Growth and Income Portfolio
                           ING Van Kampen Real Estate Portfolio
                           ING UBS U.S. Balanced Portfolio"

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The foregoing shall be effective upon the date first written above.

/s/                                            /s/
_______________________________                _______________________________
Paul S. Doherty, as Trustee                    Jock Patton, as Trustee

/s/                                            /s/
_______________________________                _______________________________
J. Michael Earley, as Trustee                  David W.C. Putnam, as Trustee

/s/                                            /s/
_______________________________                _______________________________
R. Barbara Gitenstein, as Trustee              Blaine E. Rieke, as Trustee

/s/                                            /s/
_______________________________                _______________________________
R. Glenn Hilliard, as Trustee                  John G. Turner, as Trustee

/s/                                            /s/
_______________________________                _______________________________
Walter H. May, as Trustee                      Roger B. Vincent, as Trustee

/s/                                            /s/
_______________________________                _______________________________
Thomas J. McInerney, as Trustee                Richard A. Wedemeyer, as Trustee